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Exhibit 32.2

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, James M. Mitchell, Chief Financial Officer of Family Home Health Services, Inc. (the "registrant"), have executed this certification for furnishing to the Securities and Exchange Commission in connection with the filing with the Commission of the registrant's Quarterly Report on Form 10-QSB for the period ended June 30, 2005 (the "Report"). I hereby certify that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant as of and for the end of that period.


August 15, 2005                                      /s/ James M. Mitchell
                                                     -----------------------
                                                     James M. Mitchell
                                                     Chief Financial Officer